UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by XTI Aerospace, Inc. (the “Company”) on November 12, 2025 (the “Prior 8-K”), on November 10, 2025, XTI Drones Holdings, LLC, a subsidiary of XTI Drones, LLC, which is a wholly-owned subsidiary of the Company, completed the acquisition of 100% of the equity interests of Drone Nerds, LLC and Anzu Robotics, LLC (such transactions, collectively, the “Acquisitions”). This Current Report on Form 8-K is being filed to provide the unaudited condensed consolidated financial statements of Drone Nerds, Inc. as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024, the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2025 after giving effect to the Acquisitions, and the unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2025 after giving effect to the Acquisitions (collectively, the “Updated Financial Information”), so that such Updated Financial Information is available to be incorporated into any registration statements (or amendments thereto) of the Company. As previously disclosed, prior to the Acquisitions, Drone Nerds, LLC was known as Drone Nerds, Inc., a Florida corporation, which was converted into a Florida limited liability company as part of a reorganization for tax purposes.

The financial information being filed with this Current Report on Form 8-K should be read in conjunction with the Prior 8-K and the Company’s other filings with the SEC, which together provide a more complete description of the Acquisitions. Except as provided herein, the disclosures made in the Prior 8-K remain unchanged.

Item 8.01 Other Events.

The Updated Financial Information is included in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited condensed consolidated financial statements of Drone Nerds, Inc. as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information identified below giving effect to the Acquisitions is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein:

●	Unaudited pro forma condensed combined balance sheet as of September 30, 2025

●	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited condensed financial statements of Drone Nerds, Inc. as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024

99.2	Unaudited pro forma condensed combined financial information of XTI Aerospace, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: January 14, 2026	By:	/s/ Brooke Turk
	Name:	Brooke Turk
	Title:	Chief Financial Officer

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